                                  SCHEDULE 14A
                                  (RULE 14a-1)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12

                               ALEXANDER'S, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

    (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

    (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

    (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

    (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

    (3)  Filing Party:

          ----------------------------------------------------------------------

    (4)  Date Filed:

          ----------------------------------------------------------------------

                               ALEXANDER'S, INC.

                                   NOTICE OF
                                 ANNUAL MEETING
                                OF STOCKHOLDERS

                                      AND

                                PROXY STATEMENT
                          ----  [DIAMOND GRAPHIC]----
                                    2 0 0 5

                               ALEXANDER'S, INC.
                                210 ROUTE 4 EAST
                           PARAMUS, NEW JERSEY 07652
                            ------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 18, 2005
                            ------------------------

To our Stockholders:

    The Annual Meeting of Stockholders of Alexander's, Inc., a Delaware corporation (the "Company"), will be held at the Saddle Brook Marriott, Interstate 80 and the Garden State Parkway, Saddle Brook, New Jersey 07663, on Wednesday, May 18, 2005, beginning at 3:30 P.M., local time, for the following purposes:

    (1) To elect three persons to the Board of Directors of the Company. Each person elected will serve for a term of three years and until his successor is duly elected and qualified.

    (2) The ratification of the appointment of the accounting firm of Deloitte & Touche LLP as the Company's independent auditors for the current year.

    (3) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

    Pursuant to the Bylaws of the Company, the Board of Directors of the Company has fixed the close of business on April 15, 2005 as the record date for determination of stockholders entitled to notice of and to vote at the meeting.

    Please review the attached Proxy Statement and Proxy card. Whether or not you plan to attend the meeting, your shares should be represented and voted. You are urged to complete and sign the enclosed proxy card and return it in the accompanying envelope. You will not need to attach postage to the envelope if it is mailed in the United States. If you attend the meeting in person, you may revoke your proxy at that time and vote your own shares.

                                           By Order of the Board of Directors,

                                           Alan J. Rice
                                           Secretary

April 27, 2005

                               ALEXANDER'S, INC.
                                210 ROUTE 4 EAST
                           PARAMUS, NEW JERSEY 07652
                            ------------------------

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 18, 2005
                            ------------------------

     The enclosed proxy is being solicited by the Board of Directors (the "Board") of Alexander's, Inc., a Delaware corporation, (the "Company"), for use at the 2005 Annual Meeting of Stockholders of the Company (the "Annual Meeting"). The Annual Meeting will be held on Thursday, May 18, 2005, beginning at 3:30 P.M., local time, at the Saddle Brook Marriott, Interstate 80 and the Garden State Parkway, Saddle Brook, New Jersey 07663.

     A stockholder may authorize a proxy by executing and returning the enclosed proxy card. Once you authorize a proxy, you may revoke that proxy at any time prior to its exercise at the Annual Meeting by (1) executing and delivering to the Company at its principal office a written revocation or later dated proxy or
(2) attending the Annual Meeting and voting in person. Attending the Annual Meeting without submitting a new proxy or voting in person will not automatically revoke your prior authorization of your proxy. Only the last vote of a stockholder will be counted.

     The Company will pay the cost of soliciting proxies. We have hired Mackenzie Partners, Inc. to solicit proxies at a fee not to exceed $5,000. In addition to solicitation by mail, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and the Company may reimburse them for their expenses in so doing. If you hold shares in street name (i.e., through a bank, broker or other nominee), you will receive instructions from your nominee, which you must follow in order to have your proxy authorized or you may contact your nominee directly to request these instructions.

     Only stockholders of record at the close of business on April 15, 2005 are entitled to notice of and to vote at the Annual Meeting. We refer to this date as the "record date". On that date there were outstanding 5,020,250 common shares, par value $1.00 per share ("Shares"). Holders of Shares as of the record date are entitled to one vote on each matter properly submitted at the Annual Meeting.

     If you would like to attend the Annual Meeting in person, you will need to bring an account statement or other acceptable evidence of ownership of your Shares as of the close of business on the record date. If you hold Shares in street name and wish to vote at the Annual Meeting, you will need to contact your nominee and obtain a proxy from your nominee and bring it to the Annual Meeting.

     The holders of a majority of the outstanding Shares at the close of business on the record date, present in person or by proxy and entitled to vote, will constitute a quorum for the transaction of business at the Annual Meeting.

     The principal executive office of the Company is located at 210 Route 4 East, Paramus, New Jersey 07652. The accompanying Notice of Annual Meeting of Stockholders, this Proxy Statement and the enclosed proxy card will be mailed on or about April 27, 2005 to the Company's stockholders of record as of the close of business on the record date.

                       PROPOSAL 1: ELECTION OF DIRECTORS

     The Company's Board has nine members. The Bylaws of the Company provide that the directors of the Company are divided into three classes, as nearly equal in number as reasonably possible, as determined by the Board. One class of directors is elected at each Annual Meeting to hold office for a term of three years and until their successors have been duly elected and qualified.

     Unless otherwise directed in the proxy, each of the persons named in the enclosed proxy, will vote such proxy for the election of the three nominees listed below as Class II directors. If any nominee at the time of election is unavailable to serve, it is intended that each of the persons named in the proxy will vote for an alternative nominee who will be designated by the Board. Proxies may be voted only for the nominees named or such alternates. We do not currently anticipate that any nominee for directors will be unable to serve as a director.

     Under the Bylaws, the vote of a plurality of votes present in person or represented by proxy at the Annual Meeting and entitled to vote for the election of directors, if a quorum is present, is sufficient to elect a director. Proxies marked "withhold authority" will be counted for the purpose of determining the presence of a quorum but will have no effect on the result of the vote. A broker non-vote will have no effect on the result of the vote.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE ELECTION OF THE NOMINEES LISTED BELOW TO SERVE AS CLASS II DIRECTORS UNTIL 2008 AND UNTIL THEIR RESPECTIVE SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED.

     IT IS THE COMPANY'S UNDERSTANDING THAT INTERSTATE PROPERTIES ("INTERSTATE"), A NEW JERSEY GENERAL PARTNERSHIP (AN OWNER OF SHOPPING CENTERS AND AN INVESTOR IN SECURITIES AND PARTNERSHIPS), INTERSTATE'S GENERAL PARTNERS, AND VORNADO REALTY TRUST ("VORNADO"), WHO, AS OF APRIL 15, 2005, OWN, IN THE AGGREGATE, 60.7% OF THE SHARES, WILL VOTE FOR THE APPROVAL OF THE ELECTION OF THE NOMINEES LISTED BELOW AS CLASS II DIRECTORS, AND, THEREFORE, IT IS LIKELY THAT THE ELECTION OF THESE DIRECTORS WILL BE APPROVED.

     The following table sets forth the nominees (all of whom are presently members of the Board) and other present members of the Board, together with a brief biography for each such person and the year in which the person became a director of the Company.

                                                                                               YEAR
                                             PRINCIPAL OCCUPATION                    YEAR      FIRST
                                              AND, IF APPLICABLE,                    TERM    APPOINTED
                                               PRESENT POSITION                      WILL       AS
        NAME           AGE                     WITH THE COMPANY                     EXPIRE   DIRECTOR
        ----           ---                   --------------------                   ------   ---------
NOMINEES FOR ELECTION TO SERVE AS DIRECTORS UNTIL THE ANNUAL MEETING IN 2008 (CLASS II)
------------------------------------------------------------------------------------------------------
Steven Roth            63    Chief Executive Officer of the Company since March      2008      1989
                             1995; Chairman of the Board of Directors of the
                             Company since March 2004; Chairman of the Board and
                             Chief Executive Officer of Vornado since 1989 and a
                             Trustee of Vornado since 1979; Managing General
                             Partner of Interstate
Neil Underberg         76    Counsel to the law firm of Winston & Strawn LLP since   2008      1980
                             September 2000; a member of the law firm of Whitman
                             Breed Abbott & Morgan from December 1987 to September
                             2000
Russell B. Wight, Jr.  65    A general partner of Interstate since 1968; a trustee   2008      1995
                             of Vornado

PRESENT DIRECTORS ELECTED TO SERVE AS DIRECTORS UNTIL THE ANNUAL MEETING IN 2007 (CLASS I)
------------------------------------------------------------------------------------------------------
Michael D. Fascitelli  48    President of the Company since August 2000; President   2007      1996
                             and a Trustee of Vornado since December 1996; Partner
                             at Goldman Sachs & Co. (an investment banking firm) in
                             charge of its real estate practice from December 1992
                             to December 1996 and a vice president prior thereto
David Mandelbaum       69    A member of the law firm of Mandelbaum & Mandelbaum,    2007      1995
                             P.C. since 1967; a general partner of Interstate
                             since 1968; a trustee of Vornado since 1979
Dr. Richard R. West    67    Dean Emeritus, Leonard N. Stern School of Business,     2007      1984
                             New York University; Professor from September 1984
                             until September 1995 and Dean from September 1984
                             until August 1993; prior thereto, Dean of the Amos
                             Tuck School of Business Administration at Dartmouth
                             College; a trustee of Vornado; a director of Bowne &
                             Co., Inc. (a commercial printing company) and 20
                             investment companies managed by Merrill Lynch
                             Investment Managers

PRESENT DIRECTORS TO SERVE AS DIRECTORS UNTIL THE ANNUAL MEETING IN 2006 (CLASS III)
------------------------------------------------------------------------------------------------------
Thomas R. DiBenedetto  55    President of Boston International Group, Inc. (an       2006      1984
                             investment management firm) since 1983; President of
                             Junction Investors Ltd. (an investment management
                             firm) since 1992; a director of NWH, Inc. (a software
                             company); Managing Director of Olympic Partners (a
                             real estate investment firm); a director of Detwiler,
                             Mitchell & Co. (a securities firm)

                                                                                               YEAR
                                             PRINCIPAL OCCUPATION                    YEAR      FIRST
                                              AND, IF APPLICABLE,                    TERM    APPOINTED
                                               PRESENT POSITION                      WILL       AS
        NAME           AGE                     WITH THE COMPANY                     EXPIRE   DIRECTOR
        ----           ---                   --------------------                   ------   ---------
Arthur I. Sonnenblick  73    Senior Managing Director of Sonnenblick-Goldman         2006      1984
                             Company (a real estate investment banking firm),
                             since January 1996 and Vice Chairman and Chief
                             Executive Officer prior thereto
Stephen Mann           69    Chief Operating Officer of the Company since March      2006      1980
                             2004, Chairman of the Board of Directors of the
                             Company from March 1995 to March 2004; Interim
                             Chairman of the Board of Directors of the Company
                             from August 1994 to March 1995; Chief Executive
                             Officer of Prescott Capital LLC (a mortgage banking
                             firm) since 2005; Chief Executive Officer of Prescott
                             Funding Company (a mortgage banking firm) from 2001
                             to 2004; Chairman of the Clifford Companies (a real
                             estate investment firm) from 1990 to January 2003.

     The Company is not aware of any family relationships among any directors or executive officers of the Company or persons nominated or chosen by the Company to become directors or executive officers.

CORPORATE GOVERNANCE

     The Company's Shares are listed for trading with The New York Stock Exchange, Inc. (the "NYSE") and is subject to the NYSE's Corporate Governance Rules. However, because more than 51% of the Company's Shares are owned by a "group" consisting of Interstate and Vornado, the Company is a "controlled" company and therefore, is exempt from some of the NYSE Corporate Governance Rules. In the Company's case, this means that the Company is not required to have a nominating committee or a fully independent compensation committee, nor, even though it meets this requirement, is it required to have a majority of directors be independent under the NYSE rules.

     The Board of Directors determined that Messrs. DiBenedetto, Mandelbaum, Sonnenblick, Underberg, Wight and Dr. West are independent for the purposes of the Corporate Governance Rules. Accordingly, six out of nine of the Company's directors are independent. The Board reached this conclusion after considering all applicable relationships between or among such directors and the Company or management of the Company. These relationships are described in the section of this proxy statement entitled "Certain Relationships and Related Transactions." The Board further determined that such directors meet all the "bright-line" requirements of the NYSE Corporate Governance Rules as well as the categorical standards adopted by the Board in the Company's Corporate Governance Guidelines.

     As part of its commitment to good corporate governance, the Board of Directors has adopted the following committee charters and policies:

     - Audit Committee Charter

     - Compensation Committee Charter

     - Corporate Governance Guidelines

     - Code of Business Conduct and Ethics

     The Company has made available on its website, www.alx-inc.com, copies of these charters, guidelines and policies and included copies of each as an attachment to our proxy statement for our 2004 annual meeting of stockholders. We will post any future changes to these charters, guidelines or policies to the Company's website and may not otherwise publicly file such changes. Our regular filings with the Securities and Exchange Commission ("SEC") and our directors' and executive officers' filings under Section 16(a) of the Securities Exchange Act of 1934 are also available on the website.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board has an Executive Committee, an Audit Committee, a Compensation Committee and an Omnibus Stock Plan Committee. The Board does not have a Nominating Committee.

     The Board held five meetings during 2004. Each director attended at least 75% of the combined total of the meetings of the Board and all committees on which he served during 2004.

     In addition to full meetings of the Board, non-management, independent directors met once in a session without members of management present. During this meeting, the independent directors selected their own presiding member.

  Executive Committee

     The Executive Committee possesses and may exercise all the authority and powers of the Board in the management of the business and affairs of the Company, except those reserved to the Board by the Delaware General Corporation Law. The Executive Committee consists of four members, Messrs. Roth, Fascitelli, Wight and Dr. West. Mr. Roth is the Chairman of the Executive Committee. The Executive Committee did not meet in 2004.

  Audit Committee

     The Audit Committee, which held four meetings during 2004, currently consists of three members, Messrs. DiBenedetto, Sonnenblick and Dr. West. The Board has determined that these three directors are independent for the purposes of the NYSE Corporate Governance Rules, that they meet the additional requirements of independence for serving on the Audit Committee in accordance with the rules and regulations promulgated by the SEC and that they meet the financial literacy standards of the NYSE. Dr. West is the Chairman of the Audit Committee.

     In addition, at all times at least one member of the Audit Committee meets the NYSE standards for financial management expertise. The Board has determined that Dr. West is qualified to serve as an "audit committee financial expert," as defined by SEC Regulation S-K, and thus has at least one such individual serving on its Audit Committee. The Board reached this conclusion based on his relevant experience, as described above under "Proposal 1: Election of Directors."

     One member of the Audit Committee, Dr. West, serves on the audit committees of more than three public companies. The Board considered the nature of the work Dr. West performs for each of these committees, the relevant time commitments and Dr. West's other time commitments in reaching the conclusion that Dr. West's simultaneous service on these audit committees does not impair his ability to serve on the Company's Audit Committee.

     The Audit Committee's purposes are to: (i) assist the Board in its oversight of (a) the integrity of the Company's financial statements, (b) the Company's compliance with legal and regulatory requirements, (c) the independent auditors' qualifications and independence, and (d) the performance of the independent auditors and the Company's internal audit function; and (ii) prepare an Audit Committee report as required by the SEC for inclusion in the Company's annual Proxy Statement. The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements and for the effectiveness of internal control over financial reporting. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit of the Company's annual financial statements, reviews of the Company's quarterly financial statements prior to the filing of each Quarterly Report on Form 10-Q, annually auditing management's assessment of the effectiveness of internal control over financial reporting and other procedures. The Board has adopted a written Audit Committee Charter.

     Persons interested in contacting our Audit Committee members will find information on how to do so on our website (www.alx-inc.com). This means of contact should not be used for solicitations or communications with the Company of a general nature.

  Compensation Committee

     The Compensation Committee is responsible for establishing the terms of the compensation of executive officers except for awards granted under the Company's Omnibus Stock Plan. The Committee consists of two members, Mr. Mann and Mr. DiBenedetto. Mr. Mann is the Chairman of the Compensation Committee, which did not meet during 2004.

  Omnibus Stock Plan Committee

     The Omnibus Stock Plan Committee is responsible for administering the Company's Omnibus Stock Plan. The Committee consists of two members, Dr. West and Mr. DiBenedetto. Dr. West is the Chairman of the Omnibus Stock Plan Committee, which did not meet during 2004.

SELECTION OF DIRECTORS

     The Board is responsible for selecting the nominees for election to the Company's Board. The members of the Board may, in their discretion, work or otherwise consult with members of management of the Company in selecting nominees. The Board evaluates nominees, including stockholder nominees (see "Advance Notice for Stockholder Nominations and Stockholder Proposals"), by considering the following criteria among others:

     - Personal qualities and characteristics, accomplishments and reputation in the business community;

     - Current knowledge and contacts in the communities in which the Company does business and in the Company's industry or other industries relevant to the Company's business;

     - Ability and willingness to commit adequate time to Board and committee matters;

     - The fit of the individual's skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of the Company; and

     - Diversity of viewpoints, experience and other demographics.

     There is no written charter in place regarding the director nomination process.

ATTENDANCE AT ANNUAL MEETINGS OF STOCKHOLDERS

     All of the Company's directors were present at the 2004 Annual Meeting of Stockholders. The Company does not have a policy with regard to directors' attendance at Annual Meetings of Stockholders.

 *******************************************************************************

     Persons wishing to contact the independent members of the Board should call
(866) 233-4238. A recording of each phone call will be forwarded to one independent member of the Board who sits on the Audit Committee as well as to a member of management who may respond to any such call if a return number is provided. This means of contact should not be used for solicitations or communications with the Company of a general nature. Information on how to contact the Company generally is available on our website (www.alx-inc.com).

                               PERFORMANCE GRAPH

     The following graph compares the performance of the Shares with the performance of the Standard & Poor's 500 Index (the "S&P 500 Index") and the National Association of Real Estate Investment Trusts' ("NAREIT") All Equity Index (excluding health care real estate investment trusts), a peer group index. The graph assumes that $100 was invested on December 31, 1999 in each of the Company's Shares, the S&P 500 Index and the NAREIT All Equity Index and that all dividends were reinvested without the payment of any commissions. THERE CAN BE NO ASSURANCE THAT THE PERFORMANCE OF THE COMPANY'S SHARES WILL CONTINUE IN LINE WITH THE SAME OR SIMILAR TRENDS DEPICTED IN THE GRAPH BELOW.

                              [PERFORMANCE GRAPH]

--------------------------------------------------------------------
                      1999    2000    2001    2002    2003    2004
--------------------------------------------------------------------
 Alexander's           100      86      72      82     158     272
 S&P 500 Index         100      91      80      62      80      89
 The NAREIT All
 Equity Index(1)       100     126     144     149     205     270

---------------

(1) Excluding health care real estate investment trusts.

                           PRINCIPAL SECURITY HOLDERS

     The following table sets forth the number of Shares as of April 15, 2005, beneficially owned by (i) each person who holds more than a 5% interest in the Company, (ii) directors of the Company, (iii) named executive officers of the Company and (iv) the directors and executive officers of the Company as a group.

                                                                                         PERCENT OF
                                                                     NUMBER OF SHARES    ALL SHARES
NAME OF BENEFICIAL OWNER               ADDRESS OF BENEFICIAL OWNER  BENEFICIALLY OWNED     (1)(2)
------------------------               ---------------------------  ------------------   ----------
NAMED EXECUTIVE OFFICERS AND
  DIRECTORS
Steven Roth(3).......................              (4)                  1,364,268          27.18%
Russell B. Wight, Jr.(3)(5)(6).......              (4)                  1,375,568          27.35%
David Mandelbaum(3)(6)...............              (4)                  1,364,568          27.13%
Michael D. Fascitelli................              (4)                         --           *
Neil Underberg(6)....................              (4)                      5,500           *
Dr. Richard R. West(6)...............              (4)                     10,200           *
Thomas R. DiBenedetto(6).............              (4)                      9,000           *
Arthur I. Sonnenblick(6).............              (4)                      8,000           *
Stephen Mann(6)(7)...................              (4)                      5,100           *
Joseph Macnow(6).....................              (4)                     35,000           *
All executive officers and directors
  as a group (10 persons)(6).........              (4)                  1,468,068          28.72%
OTHER BENEFICIAL OWNERS
Vornado Realty Trust(8)..............              (4)                  1,654,068          32.95%
Interstate Properties(3)(8)..........              (4)                  1,354,568          26.98%
Franklin Mutual Advisers, LLC(9).....  51 John F. Kennedy Parkway         481,865           9.60%
                                          Short Hills, NJ 07078
Ronald Baron, Baron Capital Group,
  Inc., BAMCO, Inc., Baron Capital
  Management, Inc.(10)...............       767 Fifth Avenue              445,420           8.87%
                                           New York, NY 10153

---------------

  *  Less than 1%.

 (1) Unless otherwise indicated, each person is the direct owner of, and has sole voting power and sole investment power with respect to, such Shares. Numbers and percentages in the table are based on 5,020,250 Shares outstanding as of April 15, 2005.

 (2) The total number of Shares outstanding used in calculating this percentage assumes that all Shares that each person has the right to acquire within 60 days, pursuant to the exercise of options, are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the ownership percentage of any other person.

 (3) Interstate, a partnership of which Messrs. Roth, Wight and Mandelbaum are the general partners, owns 1,354,568 Shares. These Shares are included in the number of Shares and the percentage of all Shares of Interstate, Messrs. Roth, Wight and Mandelbaum. These gentlemen share investment power and voting power with respect to these Shares.

 (4) The address of such person(s) is c/o Alexander's, Inc., 210 Route 4 East, Paramus, New Jersey 07652.

 (5) Includes 11,000 Shares owned by the Wight Foundation, over which Mr. Wight holds sole voting power and sole investment power. Does not include 1,500 Shares owned by Mr. Wight's children. Mr. Wight disclaims any beneficial interest in these Shares.

 (6) The number of Shares beneficially owned by the following persons includes the number of Shares indicated due to vesting of options: Russell B. Wight, Jr., David Mandelbaum, Dr. Richard R. West -- 10,000 each; Thomas R. DiBenedetto -- 9,000; Arthur I. Sonnenblick -- 8,000; Stephen
     Mann -- 5,000; Neil Underberg -- 5,000; Joseph Macnow -- 35,000; and all directors and executive officers as a group -- 92,000.

 (7) Does not include 10 Shares owned by Mr. Mann's son. Mr. Mann disclaims any beneficial interest in these Shares.

 (8) Interstate owns 6.12% of the common shares of beneficial interest of Vornado. Interstate and its three general partners (Messrs. Roth, Mandelbaum and Wight, who are all directors of the Company and trustees of Vornado) own, in the aggregate, 13.7% of the common shares of beneficial interest of Vornado. Interstate, its three general partners and Vornado own, in the aggregate, 60.7% of the outstanding Shares of the Company. See "Certain Relationships and Related Transactions."

 (9) Based on Amendment No. 4 to a Schedule 13G filed on February 9, 2004, Franklin Mutual Advisers, LLC has the sole power to vote or to direct the vote of, and the sole power to dispose or to direct the disposition of, 481,865 Shares.

(10) Based on Amendment No. 3 to a Schedule 13G filed on February 11, 2005, Ronald Baron owns 433,120 Shares in his capacity as a controlling person of Baron Capital Group, Inc., BAMCO, Inc. and Baron Capital Management, Inc. Mr. Baron disclaims beneficial ownership of these Shares to the extent such Shares are held by persons other than Baron Capital Group, Inc. (428,120 Shares). He also owns 7,120 Shares personally. Mr. Baron has the sole power to vote or direct the vote of, and to dispose or direct the disposition of, 17,120 Shares and shared power to vote or direct the vote of 420,620 Shares, and to dispose or direct the disposition of, 428,120 Shares, including 395,500 and 403,000 Shares, respectively, purchased by BAMCO, Inc. for its investment advisory clients and 25,120 Shares purchased by Baron Capital Management, Inc. for its investment advisory clients. Mr. Baron is the Chairman and Chief Executive Officer of Baron Capital Group, Inc., BAMCO, Inc. and Baron Capital Management, Inc.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC reports of ownership of, and transactions in, our equity securities. Such directors, executive officers and 10% stockholders are also required to furnish us with copies of all Section 16(a) reports they file.

     Based solely on a review of the Forms 3, 4 and 5, and any amendments thereto, furnished to us, and on written representations from certain reporting persons, we believe that there are no filing deficiencies under Section 16(a) by our directors, executive officers and 10% stockholders.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board is responsible for establishing the terms of compensation of executive officers except for awards granted under the Company's Omnibus Stock Plan. The Omnibus Stock Plan Committee is responsible for the granting of awards under the Company's Omnibus Stock Plan.

     The only executive officer of the Company that received cash compensation from the Company in 2004 is Stephen Mann, the Company's Chief Operating Officer. Mr. Mann's total cash compensation was $250,000. None of the Company's other executive officers received compensation from or on behalf of the Company in 2004.

     The factors and criteria which the Compensation Committee utilizes in establishing the compensation of the Company's executive officers include an evaluation of the Company's overall financial and business performance and the officer's overall leadership, management, and contributions to the Company's acquisitions or investments. The Compensation Committee also considers the compensation provided in the prior year and estimates of compensation to be provided by similar companies in the current year.

     Section 162(m) of the Internal Revenue Code, as amended ("Section 162(m)"), provides that, in general, publicly traded companies may not deduct, in any taxable year, compensation in excess of $1,000,000 paid to the company's chief executive officer and four other most highly compensated executive officers as of the end of any fiscal year which is not "performance based," as defined in
Section 162(m). Options granted under the Omnibus Stock Plan to date satisfy the performance-based requirements under the final regulations issued with respect to Section 162(m).

                                          STEPHEN MANN
                                          THOMAS R. DIBENEDETTO

                             EXECUTIVE COMPENSATION

     The Company's Chief Executive Officer and each of its three other executive officers who were executive officers in 2004 (the "Covered Executives") have not received compensation from or on behalf of the Company in each of the past three fiscal years except for Stephen Mann, the Company's Chief Operating Officer, who received $250,000 of total compensation in each of the past three fiscal years for services rendered in all capacities to the Company. The Company's Chief Executive Officer is Steven Roth, its President is Michael D. Fascitelli, and its Executive Vice President and Chief Financial Officer is Joseph Macnow.

     The following table summarizes all exercises of options during 2004 and the number and value of options and stock appreciation rights ("SARs") held at December 31, 2004 by the Covered Executives.

 AGGREGATED OPTION/SAR EXERCISES IN 2004 AND FISCAL YEAR END OPTION/SAR VALUES

                                                             NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                    SHARES                  UNDERLYING UNEXERCISED           IN-THE-MONEY
                                  ACQUIRED ON    VALUE          OPTIONS/SARS AT             OPTIONS/SARS AT
                                   EXERCISE     REALIZED         12/31/04 (#)                12/31/04 ($)
NAME                                  (#)         ($)      EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                              -----------   --------   -------------------------   -------------------------
Steven Roth.....................        --           --            350,000/0                 50,618,750/0
Michael D. Fascitelli...........        --           --            500,000/0                 71,085,750/0
Joseph Macnow...................        --           --             35,000/0                  5,061,875/0
Stephen Mann....................     5,000(1)   349,375              5,000/0                    723,125/0

---------------

(1) Represents number of shares with respect to which options were exercised. No shares were acquired upon exercise.

COMPENSATION OF DIRECTORS

     Effective March 2004, Mr. Mann became Chief Operating Officer of the Company. In consideration for his services rendered to the Company, Mr. Mann receives $250,000 per annum.

     The other directors of the Company during 2004 received annual retainers and an additional $500 for each Board or committee meeting attended. Directors receive annual retainers in the following amounts: Messrs. DiBenedetto, Sonnenblick and Dr. West -- $50,000 each and Messrs. Roth, Fascitelli, Mandelbaum, Underberg and Wight -- $30,000 each. Messrs. DiBenedetto, Sonnenblick and Dr. West's annual retainers are reflective of their membership on the Audit Committee during 2004.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company has a Compensation Committee, consisting of Mr. Mann and Mr. DiBenedetto. There are no interlocking relationships involving the Company's Board which require disclosure under the executive compensation rules of the SEC. Mr. Mann also serves as Chief Operating Officer.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Vornado owns 33.0% of the Company's Shares at April 15, 2005. Steven Roth is Chief Executive Officer and a director of the Company, the Managing General Partner of Interstate and the Chairman of the Board and Chief Executive Officer of Vornado. At April 15, 2005, Mr. Roth, Interstate and the other two general partners of Interstate, David Mandelbaum and Russell B. Wight, Jr. (who are also directors of the Company and trustees of Vornado) own, in the aggregate, 27.7% of the outstanding Shares of the Company, and 13.7% of the outstanding common shares of beneficial interest of Vornado.

     Vornado manages, leases and develops the Company's properties pursuant to agreements (see below) that expire in March of each year and are automatically renewable, except for the 731 Lexington Avenue development agreement that provides for a term lasting until substantial completion of the development of the property.

     Vornado receives an annual fee for managing all of the Company's properties equal to the sum of (i) $3,000,000, (ii) 3% of the gross income from the Kings Plaza Mall, and (iii) 6% of development costs with minimum guaranteed fees of $750,000 per annum.

     Vornado generally receives a fee of (i) 3% of lease rent for the first ten years of a lease term, 2% of lease rent for the 11th through the 20th years of a lease term and 1% of lease rent for the 21st through 30th years of a lease term, subject to the payment of rents by the Company's tenants and (ii) 3% of asset sales proceeds. Such amounts are payable to Vornado annually in an amount not to exceed an aggregate of $2,500,000 until the present value of such installments (calculated at a discount rate of 9% per annum) equals the amount that would have been paid at the time the transactions which gave rise to the commissions occurred.

     Pursuant to the agreements noted above, Vornado is entitled to a development fee for the construction of the Company's 731 Lexington Avenue property of approximately $26,300,000, based on 6% of construction costs, as defined, payable on the earlier of January 3, 2006, or the date of payment in full of the construction loan encumbering the property. Vornado guaranteed to the Company's 731 Lexington Avenue construction lender, the lien free, timely completion of the construction of the project and funding of project costs in excess of a stated budget, if not funded by the Company for which Vornado is entitled to a $6,300,000 estimated fee based on 1% of construction costs, as defined, payable upon the completion of construction.

     Building Maintenance Services ("BMS"), a wholly-owned subsidiary of Vornado, supervises the cleaning, engineering and security at the Company's 731 Lexington Avenue property for an annual fee of 6% of costs for such services. In October 2004, the Company also contracted with BMS to provide the same services at the Kings Plaza Regional Shopping Center on the same terms. On May 27, 2004, Vornado entered into an agreement with the Company under which it provides property management services at 731 Lexington Avenue for an annual fee of $0.50 per square foot of the tenant-occupied office and retail space. These agreements were negotiated and approved by a special committee of directors of the Company that were not affiliated with Vornado.

     At March 31, 2005, the Company owed Vornado (i) $19,748,000 in development fees, (ii) $32,209,000 in leasing fees, (iii) $5,210,000 for the guarantee fee,
(iv) $537,000 in interest, and (v) $609,000 in management fees and other costs. The largest amount outstanding during the year ended December 31, 2004 for these fees and other costs was $48,200,000. During the year ended

December 31, 2004, the Company incurred $12,156,000 of leasing fees, $5,571,000 of development and guarantee fees, $4,101,000 of management fees and $1,768,000 of other fees and rents under its agreements with Vornado.

     As of March 31, 2005, the Company was indebted to Vornado in the amount of $124,000,000 (the largest amount outstanding during 2004), comprised of (i) a $95,000,000 note and (ii) $29,000,000 under a $50,000,000 line of credit (which carries a 1% unused commitment fee). The current interest rate on the loan and line of credit is 9% and resets quarterly using a 6% spread to one-year treasuries with a 3% floor for treasuries. On July 3, 2002, in conjunction with the original closing of the Construction Loan, the maturity of the Vornado debt was extended to the earlier of January 3, 2006 or the date the Construction Loan is finally repaid. The Company incurred interest (including the 1% unused commitment fee) on this debt of $12,650,000 for the year ended December 31, 2004.

     In the year ended December 31, 2004, Winston & Strawn LLP, a law firm in which Mr. Underberg is of counsel, performed legal services for the Company for which it was paid $323,000.

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee's purposes are to (i) assist the Board in its oversight of (a) the integrity of the Company's financial statements, (b) the Company's compliance with legal and regulatory requirements, (c) the independent auditors' qualifications and independence, and (d) the performance of the independent auditors and the Company's internal audit function; and (ii) prepare an Audit Committee report as required by the SEC for inclusion in the Company's annual Proxy Statement. The function of the Audit Committee is oversight. The Board, in its business judgment, has determined that all members of the Audit Committee are "independent" as required by the applicable listing standards of the NYSE, as currently in effect, and in accordance with the rules and regulations promulgated by the SEC. The Audit Committee operates pursuant to an Audit Committee Charter.

     Management is responsible for the preparation, presentation and integrity of the Company's financial statements and the effectiveness of internal control over financial reporting, and for maintaining appropriate accounting and financial reporting principles and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent auditors, Deloitte & Touche LLP, are responsible for planning and carrying out a proper audit of the Company's annual financial statements in accordance with auditing standards generally accepted in the United States of America.

     In performing its oversight role, the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement on Auditing Standards No. 90 Audit Committee Communications. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect. The Audit Committee has also discussed with the independent auditors their independence. The independent auditors have free access to the Audit Committee to discuss any matters they deem appropriate.

     Based on the reports and discussions described in the preceding paragraph, and subject to the limitations on the role and responsibilities of the Audit Committee referred to below and in the Audit Committee Charter in effect during 2004, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

     Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's consolidated financial statements has been carried out in accordance with auditing standards generally accepted in the United States of America, that the consolidated financial statements are presented in accordance with accounting principles generally accepted in the United States of America or that Deloitte & Touche LLP is in fact "independent."

                                              DR. RICHARD R. WEST
                                              THOMAS R. DIBENEDETTO
                                              ARTHUR I. SONNENBLICK

         PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Audit Committee has selected Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, the "Deloitte Entities") as the Company's independent auditors for the fiscal year ending December 31, 2005. As a matter of good corporate governance, the Audit Committee has chosen to submit its selection to stockholders for ratification. In the event that this selection of auditors is not ratified by a majority of the Shares present or represented by proxy at the Annual Meeting, the Audit Committee will review its future selection of auditors but will retain all rights of selection.

     We expect that representatives of Deloitte Entities will be present at the Annual Meeting. They will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

  Audit Fees

     The aggregate fees billed by Deloitte Entities for the years ended December 31, 2004 and 2003 for professional services rendered for the audits of the Company's annual consolidated financial statements included in the Company's Annual Reports on Form 10-K, for the reviews of the consolidated interim financial statements included in the Company's Quarterly Reports on Form 10-Q and reviews of other filings or registration statements under the Securities Act of 1933 and Securities Exchange Act of 1934 during those fiscal years were $251,000 and $488,000, respectively.

  Audit-Related Fees

     The aggregate fees billed by Deloitte Entities for the years ended December 31, 2004 and 2003 for professional services rendered that are related to the performance of the audits or reviews of the Company's consolidated financial statements which are not reported above under "Audit Fees" were $194,000 and $89,000, respectively. "Audit-Related Fees" include fees for stand-alone audits of certain subsidiaries.

  Tax Fees

     The aggregate fees billed by Deloitte Entities for the years ended December 31, 2004 and 2003 for professional services rendered for tax compliance, advice and planning were $36,000 and $15,000, respectively. "Tax Fees" include fees for tax consultations regarding return preparation and REIT tax law compliance.

  All Other Fees

     The aggregate fees billed by Deloitte Entities for the years ended December 31, 2004 and 2003 for professional services rendered other than those described above under "Audit Fees," "Audit-Related Fees" and "Tax Fees" were $2,570 and zero, respectively.

  Pre-approval Policies and Procedures

     In May 2003, the Audit Committee established the following policies and procedures for approving all professional services rendered by Deloitte Entities. The Audit Committee generally reviews and approves engagement letters for the services described above under "Audit Fees" before the provision of those services commences. For all other services, the Audit Committee has detailed policies and procedures pursuant to which it has pre-approved the use of Deloitte Entities for specific services for which the Audit Committee has set an aggregate quarterly limit of $50,000 on the amount of services that Deloitte Entities can provide to the Company. Any services that exceed the quarterly limit, or would cause the amount of total services provided by Deloitte Entities to exceed the quarterly limit, must be approved by the Audit Committee Chairman before the provision of such services commences. The Audit Committee also requires management to provide it with regular quarterly reports of the amount of services provided by Deloitte Entities. Since the adoption of such policies and procedures, all such fees were approved by the Audit Committee in accordance therewith.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR 2004.

     IT IS THE COMPANY'S UNDERSTANDING THAT INTERSTATE, INTERSTATE'S GENERAL PARTNERS AND VORNADO, WHO, AS OF APRIL 15, 2005, OWN, IN THE AGGREGATE, 60.7% OF THE SHARES, WILL VOTE FOR THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS, AND, THEREFORE, IT IS LIKELY THAT SUCH SELECTION WILL BE RATIFIED.

                           INCORPORATION BY REFERENCE

     To the extent this Proxy Statement is incorporated by reference into any other filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, the sections entitled "Compensation Committee Report on Executive Compensation," "Report of the Audit Committee" (to the extent permitted by the rules of the SEC) and "Performance Graph" will not be incorporated unless provided otherwise in such filing.

                 ADDITIONAL MATTERS TO COME BEFORE THE MEETING

     The Board does not intend to present any other matter, nor does it have any information that any other matter will be brought before the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, it is the intention of the individuals named in the enclosed proxy to vote said proxy in accordance with their discretion on such matters.

      ADVANCE NOTICE FOR STOCKHOLDER NOMINATIONS AND STOCKHOLDER PROPOSALS

     The Bylaws of the Company provide that in order for a stockholder to nominate a candidate for election as a director at an Annual Meeting of Stockholders or propose business for consideration at such meeting, notice must be given to the Secretary of the Company no more than 150 days nor less than 120 days prior to the first anniversary of the preceding year's Annual Meeting. As a result, any notice given by or on behalf of a stockholder pursuant to the provisions of our Bylaws must be delivered to the Secretary of the Company at the principal executive office of the Company, 210 Route 4 East, Paramus, New Jersey 07652 between December 19, 2005 and January 18, 2006.

     Stockholders interested in presenting a proposal for inclusion in the Proxy Statement for the Company's Annual Meeting of Stockholders in 2006 may do so by following the procedures in Rule 14a-8 under the Securities Exchange Act of 1934. To be eligible for inclusion, stockholder proposals must be received at the principal executive office of the Company, 210 Route 4 East, Paramus, New Jersey 07652, Attention: Secretary, not later than December 31, 2005.

             STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

     Persons wishing to contacts members of the Audit Committee, or otherwise contact independent members of the Board, may do so by calling (866) 233-4238 or e-mailing www.alx@openboard.info. Messages will be forwarded to a member of the Audit Committee and to members of the Company's senior management. Such messages will be forwarded on a confidential basis unless the contacting person provides a return address in his or her message. This means of contact should not be used for solicitations or communications with the Company of a general nature.

                                          By Order of the Board of Directors,

                                          Alan J. Rice
                                          Secretary

April 27, 2005

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO FILL IN, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE.

                               ALEXANDER'S, INC.

                                     PROXY

    The undersigned stockholder, revoking all prior proxies, hereby appoints Steven Roth and Michael D. Fascitelli, or either of them, as proxies, each with full power of substitution, to attend the Annual Meeting of Stockholders of Alexander's, Inc., a Delaware corporation (the "Company"), to be held at the Saddle Brook Marriott, Interstate 80 and the Garden State Parkway, Saddle Brook, New Jersey 07663 on Wednesday, May 18, 2005, at 3:30 P.M., local time, and any postponements and adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. Each proxy is authorized to vote as directed on the reverse side hereof upon the proposals which are more fully set forth in the Proxy Statement and otherwise in his discretion upon such other business as may properly come before the meeting, and any postponements and adjournments thereof, all as more fully set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

    THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS, "FOR" THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS AND OTHERWISE IN THE DISCRETION OF THE PROXIES.

1.  ELECTION OF DIRECTORS:

The Board of Directors recommends a vote "FOR" the election of the nominees for directors listed below.

[ ]         FOR all nominees listed            [ ]         WITHHOLD AUTHORITY to
            below                                          vote for all nominees
[ ]         FOR all nominees except
            the following:

    Nominees: Steven Roth
              Neil Underberg
              Russell B. Wight, Jr.

    (each for a term ending at the Annual Meeting of Stockholders in 2008 and until his successor is duly elected and qualified)
                (Continued and to be executed, on reverse side)

                          (Continued from other side)

2.  RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS:

    The Board of Directors recommends a vote "FOR" the ratification of the selection of independent auditors.

[ ]         FOR ratification of                [ ]         AGAINST ratification of
            auditors                                       auditors

                                    Address Change and/or Comments [    ] Please date and sign
                                    exactly as your name or names appear hereon. Each joint
                                    owner must sign (Officers, Executors, Administrators,
                                    Trustees, etc. will kindly so indicate when signing).

                                    Dated ------------------------------------, 2005

                                    --------------------------------------------
                                    Signature of Stockholder

                                    --------------------------------------------
                                    Signature, if held jointly indicate your authorization in
                                    black or blue ink.[ ]

 PLEASE AUTHORIZE YOUR PROXY, DATE AND SIGN AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.